UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 23, 2025
ANI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (218) 634-3500
Not Applicable
(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANIP	Nasdaq Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2025, ANI Pharmaceuticals, Inc. (the “Company”) is announcing select preliminary unaudited financial results for the second quarter ended June 30, 2025. The Company expects combined ILUVIEN® and YUTIQ® net revenues of $22.3 million for the three months ended June 30, 2025.*

This information is preliminary and unaudited and reflects the Company’s estimated financial results for the second quarter 2025. The Company’s actual financial results for the second quarter ended June 30, 2025, have not yet been finalized by management or reviewed by the Company’s independent auditors, EisnerAmper LLP. The foregoing financial results are not a comprehensive statement of all financial results for the second quarter ended June 30, 2025. Subsequent information or events may lead to material differences between the foregoing preliminary unaudited financial results and those reported in the Company’s subsequent filings with the Securities and Exchange Commission. Accordingly, investors should not place undue reliance on these preliminary unaudited financial results.

Item 7.01	Regulation FD Disclosure.

    The information included under Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.*

Item 8.01	Other Events.

In addition, on July 23, 2025, the Company issued a press release and held a conference call announcing the results of the NEW DAY Study. The full text of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 23, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)
*The information in this Current Report on Form 8-K furnished pursuant to Item 2.02 and Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2025	ANI PHARMACEUTICALS, INC.

	By:	/s/ Nikhil Lalwani
	Name:	Nikhil Lalwani
	Title:	President and Chief Executive Officer